SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 12, 1998
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                               LIFE RE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                          1-11340                    01-0437851
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(State or Other                     (Commission               (I.R.S. Employer
  Jurisdiction                      File Number)             Identification No.)
of Incorporation)


                969 HIGH RIDGE ROAD, STAMFORD, CONNECTICUT 06905
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               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 321-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)





NYFS07...:\51\59451\0014\2119\RPT2118A.130
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ITEM 5.  OTHER EVENTS

      On February 12, 1998, Life Re Corporation (the "Company") released its operating results and its unaudited consolidated financial data for the fiscal year and the fourth quarter ended December 31, 1997. The Company also described its recent Administrative Reinsurance(sm) transactions with respect to the fourth quarter of 1997 and the first two months of fiscal year 1998. In addition, the Company disclosed the discontinuance of its stock repurchase program as well as the proposed addition of 1,500,000 shares to its stock option plan.

      The foregoing information is qualified in its entirety by reference to the Exhibit which is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

            99.1      Press Release, dated February 12, 1998.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LIFE RE CORPORATION

Date: February 13, 1998               By: /s/ W. Weldon Wilson
                                          ------------------------------------
                                          Name: W. Weldon Wilson
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                  EXHIBIT INDEX


Exhibit No.
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   99.1              Press Release, dated February 12, 1998.